SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 25, 2003

MidCarolina Financial Corporation

(Exact name of registrant as specified in its charter)

North Carolina		56-2006811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 South Church Street

Burlington, North Carolina 28215

(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 538-1600

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events

On June 24, 2003, the Registrant’s Board of Directors approved an six-for-five common stock split to be effected in the form of a 20% stock dividend. For additional information, reference is made to the Registrant’s press release dated June 25, 2003, which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(a) None.

(b) None.

(c) Exhibits:

99.1 Press Release dated June 25, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDCAROLINA FINANCIAL CORPORATION

By:	/s/ Randolph J. Cary, Jr. Randolph J. Cary, Jr., President and Chief Executive Officer

Date: June 25, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 25, 2003